UACSC 97-D
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 11/30/97

PRINCIPAL BALANCE RECONCILIATION                   D O L L A R S
                                                     CLASS A-1           CLASS A-2      CLASS A-3
                                                    -------------     -------------   -------------
Original Principal Balance                          33,250,000.00     71,250,000.00   31,925,000.00
Beginning Period Principal Balance                  33,250,000.00     71,250,000.00   31,925,000.00
Principal Collections - Scheduled Payments           1,444,259.59              0.00            0.00
Principal Collections - Payoffs                      2,786,108.53              0.00            0.00
Principal Withdrawal from Payahead                           0.00              0.00            0.00
Gross Principal Charge Offs                                  0.00              0.00            0.00
Repurchases                                             10,773.81              0.00            0.00
                                                    -------------     -------------   -------------
Ending Balance                                      29,008,858.07     71,250,000.00   31,925,000.00
                                                    =============     =============   =============


Certificate Factor                                      0.8724469         1.0000000       1.0000000
Pass Through Rate                                          6.4507%           6.2000%         6.2600%

                                                            CLASS A-4         CLASS A-5           TOTAL CLASS A's          NUMBERS
                                                          -------------     -------------           --------------         ------
Original Principal Balance                                44,725,000.00     22,997,164.67           204,147,164.67         17,123
Beginning Period Principal Balance                        44,725,000.00     22,997,164.67           204,147,164.67         17,123
Principal Collections - Scheduled Payments                         0.00              0.00             1,444,259.59
Principal Collections - Payoffs                                    0.00              0.00             2,786,108.53            235
Principal Withdrawal from Payahead                                 0.00              0.00                     0.00
Gross Principal Charge Offs                                        0.00              0.00                     0.00
Repurchases                                                        0.00              0.00                10,773.81              2
                                                          -------------     -------------           --------------         ------
Ending Balance                                            44,725,000.00     22,997,164.67           199,906,022.74         16,886
                                                          =============     =============           ==============         ======


Certificate Factor                                            1.0000000         1.0000000                0.9792251
Pass Through Rate                                                6.280%            6.410%                   6.2914%


CASH FLOW RECONCILIATION

Principal Wired                                            4,237,626.16
Interest Wired                                               228,654.43
Withdrawal from Payahead Account                                   0.00
Repurchases (Principal and Interest)                          10,882.88
Charge Off Recoveries                                              0.00
Interest Advances                                              9,860.72
Certificate Account Interest Earned                            2,656.00
Spread Account Withdrawal                                     44,976.11
Class A Surety Bond Draw for Class I Interest                      0.00
Class A Surety Bond Draw for Class A
     Principal or Interest                                         0.00
                                                           ------------
Total Cash Flow                                            4,534,656.30
                                                           ============


TRUSTEE DISTRIBUTION  (12/10/97)

Total Cash Flow                                            4,534,656.30
Unrecovered Advances on Defaulted Receivables                      0.00
Servicing Fee (Due and Unpaid)                                     0.00
Interest to Class A-1 Certificateholders                      35,747.63
Interest to Class A-2 Certificateholders                      73,625.00
Interest to Class A-3 Certificateholders                      33,308.42
Interest to Class A-4 Certificateholders                      46,812.17
Interest to Class A-5 Certificateholders                      24,568.64
Interest to Class I Certificateholders                        41,532.55
Principal to Class A-1 Certificateholders                  4,241,141.93
Principal to Class A-2 Certificateholders                          0.00
Principal to Class A-3 Certificateholders                          0.00
Principal to Class A-4 Certificateholders                          0.00
Principal to Class A-5 Certificateholders                          0.00
Surety Bond Premium                                           25,159.61
Interest Advance Recoveries from Payments                          0.00
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                          0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal or  Interest                            0.00
Deposit to Payahead                                           10,104.35
Certificate Account Interest to Servicer                       2,656.00
Payahead Account Interest to Servicer                              0.00
Excess                                                            (0.00)
                                                           ------------
Net Cash                                                           0.00
                                                           ============

Servicing Fee Retained from Interest Collections              34,024.53

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                           2,041,471.66
Beginning Balance                                          2,041,471.66
Trustee Distribution of Excess                                    (0.00)
Interest Earned                                                1,787.67
Spread Account Draws                                         (44,976.11)
Reimbursement for Prior Spread Account Draws                       0.00
Distribution of Funds to Servicer                                  0.00
Ending Balance                                             1,998,283.22
                                                           ============

Required Balance                                           2,551,839.56


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                          14,290,301.53
Beginning Balance                                         14,290,301.53
Reduction Due to Spread Account                           (1,998,283.22)
Reduction Due to Principal Reduction                        (296,879.94)
Ending Balance                                            11,995,138.37
                                                          =============

First Loss Protection Required Amount                     11,995,138.38
First Loss Protection Fee %                                        2.00%
First Loss Protection Fee                                     20,079.85



SURETY BOND  RECONCILIATION


Original Balance                                         204,147,164.67
Beginning Balance                                        204,147,164.67
Draws                                                              0.00
Reimbursement of Prior Draws                                       0.00
Ending Balance                                           204,147,164.67
                                                         ==============

Adjusted Ending Balance Based
     Upon Required Balance                               198,197,358.46
                                                         ==============
Required Balance                                         198,197,358.46


PAYAHEAD RECONCILIATION


Beginning Balance                                                  0.00
Deposit                                                       10,104.35
Payahead Interest                                                  0.00
Withdrawal                                                         0.00
Ending Balance                                                10,104.35
                                                         ==============

CURRENT DELINQUENCY
                                              GROSS
# PAYMENTS DELINQUENT        NUMBER         BALANCE      PRINCIPAL     INTEREST
---------------------        ------         -------      ---------     --------
1 Payment                      75         791,845.77     10,846.54     11,113.26
2 Payments                      3          19,357.68      1,499.02        414.64
3 Payments                      0               0.00          0.00          0.00
                              ---         ----------     ---------     ---------
Total                          78         811,203.45     12,345.56     11,527.90
                               ==         ==========     =========     =========

Percent Delinquent          0.462%             0.406%




DELINQUENCY RATE (60+)
                                                          RECEIVABLE
                                     END OF PERIOD        DELINQUENCY
PERIOD                  BALANCE      POOL BALANCE            RATE
------                  -------      ------------            ----
Current                19,357.68    199,906,022.74           0.01%
1st Previous                0.00              0.00           0.00%
2nd Previous                0.00              0.00           0.00%


NET LOSS RATE

                                                                                          DEFAULTED
                                                LIQUIDATION         AVERAGE                NET LOSS
PERIOD                              BALANCE       PROCEEDS        POOL BALANCE           (ANNUALIZED)
------                              -------       --------        ------------           ------------
Current                                0.00         0.00         202,026,593.71             0.00%
1st Previous                           0.00         0.00                   0.00             0.00%
2nd Previous                           0.00         0.00                   0.00             0.00%

Gross Cumulative Charge Offs           0.00                         Net Cumulative Loss Percentage
Gross Liquidation Proceeds             0.00
Number of Repossessions                0
Number of Inventoried Autos EOM        0

EXCESS YIELD TRIGGER

                                                                                    EXCESS YIELD
                                     EXCESS               END OF PERIOD              PERCENTAGE
                                      YIELD                POOL BALANCE             (ANNUALIZED)
                                      -----                ------------             ------------
PERIOD
Current                              (34,871.76)            199,906,022.74                  -0.21%
1st Previous
2nd Previous
3rd Previous
4th Previous
5th Previous

                                          CURRENT
                                           LEVEL                  TRIGGER                   STATUS
Six Month Average Excess Yield              N/A                    1.50%                      N/A

Trigger Hit in Current or any Previous Month                                                  NO


Date: December 5, 1997              /s/ Nancy Meltabarger
     ---------------------------    --------------------------------
                                    Name   Nancy Meltabarger
                                    Title  Assistant Vice President